UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	abrdn Australia Equity Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2024

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

abrdn Australia Equity Fund, Inc. (IAF)
Semi-Annual Report
April 30, 2024
abrdn.com

Managed Distribution Policy  (unaudited)

The Board of Directors (the "Board") of the abrdn Australia Equity Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s net asset values over the preceding three month period ending on the last day of the month immediately preceding the distribution’s declaration date. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the estimated amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Board may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification  (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.
The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.
Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.
Based on generally accepted accounting principles, the Fund estimates the distributions for the fiscal year commenced November 1, 2023 through the distributions declared on May 9, 2024 consisted of 4% net investment income and 96% return of capital.
In January 2025, a Form 1099-DIV will be sent to shareholders, which will state the final amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2024 calendar year.

abrdn Australia Equity Fund, Inc.

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Semi-Annual Report, which covers the activities of abrdn Australia Equity Fund, Inc. (the “Fund”), for the six-month period ended April 30, 2024. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities.
Total Investment Return1
For the six-month period ended April 30, 2024, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark is as follows:
NAV[2],[3]	15.73%
Market Price[2]	22.73%
S&P/ASX 200 (Net Total Return)[4]	17.97%
For more information about Fund performance, please visit the Fund on the web at www.abrdniaf.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents comparison from current six-month period end to prior fiscal year end of market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
4/30/2024	$4.63	$4.20	-9.29%
10/31/2023	$4.22	$3.61	-14.45%
During the six-month period ended April 30, 2024, the Fund’s NAV was within a range of $4.31 to $5.01 and the Fund’s market price traded within a range of $3.69 to $4.40. During the six-month period ended April 30, 2024, the Fund’s shares traded within a range of a premium(+)/discount(-) of -15.42% to -8.72%.
Managed Distribution Policy
The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, as a percentage of the rolling average of the Fund’s NAV over the preceding three month period ending on the last day of the month immediately preceding the distribution’s declaration date. In March 2024, the Board determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in June 2024. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.
On May 9, 2024, the Fund announced that it will pay on June 28, 2024, a stock distribution of US $0.12 per share to all shareholders of record as of May 23, 2024. This stock distribution will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Shares of common stock will be issued at the lower of the NAV per share or the market price per share with a floor for the NAV of not less than 95% of the market price. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts at Computershare Investor Services who will have whole and fractional shares added to their account.
Shareholders may request to be paid their quarterly distributions in cash instead of shares of common stock by providing advance notice to the bank, brokerage or nominee who holds their shares if the shares are in “street name” or by filling out in advance an election card received from Computershare Investor Services if the shares are in registered form.
The Fund is covered under exemptive relief received by the Fund’s investment manager from the U.S. Securities and Exchange Commission (“SEC”) that allows the Fund to distribute long-term capital gains as frequently as monthly in any one taxable year.
Revolving Credit Facility
The Fund is permitted to borrow for investment purposes as may be permitted by the 1940 Act or any rule, order or interpretation thereunder. This allows the Fund to borrow for investment purposes in the amount up to 33 1/3% of the Fund’s total assets.

{foots1}
[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
{foots1}
[2]	Assuming the reinvestment of dividends and distributions.
{foots1}
[3]	The Fund’s total return is based on the reported net asset value (“NAV”) for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
{foots1}
[4]	The S&P/ASX 200 is a market-capitalization weighted and float-adjusted stock market index of Australian stocks listed on the Australian Securities Exchange from S&P Global Ratings. The index is calculated net of withholding taxes to which the Fund is generally subject. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
abrdn Australia Equity Fund, Inc.	1

Letter to Shareholders  (unaudited)  (concluded)

On October 13, 2020, the Fund entered into a 3-year term revolving credit facility with a committed facility of AUD $20 million with State Street Global Advisors, which term was extended until October 11, 2024 by an amendment dated October 13, 2023. The Fund’s outstanding balance as of April 30, 2024 was AUD $15 million on the revolving credit facility. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. A more detailed description of the Fund’s revolving credit facility can be found in the Notes to Financial Statements.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.
Open Market Repurchase Program
The Board approved an open market repurchase and discount management policy (the "Program"), which allows the Fund to purchase, in the open market, its outstanding common stock, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment manager. If shares are repurchased, the Fund reports the number of shares repurchased on its website monthly. During the six-month period ended April 30, 2024, the Fund did not repurchase any shares.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this Program during the prior quarter and if shares are repurchased management will post the number of shares repurchased on the Fund’s website on a monthly basis. Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period.
Portfolio Holdings Disclosure
The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov.
Investor Relations Information
As part of abrdn’s commitment to shareholders, we invite you to visit the Fund on the web at www.abrdniaf.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.
Enroll in abrdn’s email services and be among the first to receive the latest closed-end fund news, announcements, videos, and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences
Contact Us:
•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter
•	Email: Investor.Relations@abrdn.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Christian Pittard
Christian Pittard
President

{foots1}
All amounts are U.S. Dollars unless otherwise stated.
2	abrdn Australia Equity Fund, Inc.

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark for the six-month (not annualized), 1-year, 3-year, 5-year and 10-year periods ended April 30, 2024.
	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	15.73%	4.25%	1.26%	6.88%	4.55%
Market Price	22.73%	7.06%	-2.65%	6.30%	3.53%
S&P/ASX 200 (Net Total Return)	17.97%	6.92%	1.04%	6.02%	3.72%
Performance of a $10,000 Investment (as of April 30, 2024)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
abrdn Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of April 30, 2024. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.abrdniaf.com or by calling 800-522-5465.
The annualized net operating expense ratio, excluding fee waivers, based on the six-month period ended April 30, 2024, was 2.01%. The annualized net operating expense ratio net of fee waivers based on the six-month period ended April 30, 2024 was 2.00%. The annualized net operating expense ratio, net of fee waivers and excluding interest expense based on the six-month period ended April 30, 2024, was 1.57%.
abrdn Australia Equity Fund, Inc.	3

Portfolio Summary   (as a percentage of net assets) (unaudited)
As of April 30, 2024

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”) Sectors. Industry allocation is shown below for any sector representing more than 25% of net assets.
Sectors
Financials	28.3%
Banks	19.8%
Insurance	4.9%
Capital Markets	3.6%
Materials	23.1%
Health Care	18.0%
Real Estate	8.6%
Consumer Discretionary	8.6%
Energy	5.5%
Communication Services	5.5%
Industrials	4.4%
Information Technology	2.7%
Utilities	1.6%
Short-Term Investment	0.4%
Liabilities in Excess of Other Assets	(6.7%)
100.0%
The following were the Fund’s top ten holdings as of April 30, 2024:
Top Ten Holdings
BHP Group Ltd.	11.0%
Commonwealth Bank of Australia	9.1%
CSL Ltd.	8.4%
National Australia Bank Ltd.	6.6%
Goodman Group, REIT	5.1%
Rio Tinto PLC	4.3%
Wesfarmers Ltd.	4.2%
ANZ Group Holdings Ltd.	4.1%
ResMed, Inc., CDI	3.7%
Northern Star Resources Ltd.	3.5%

4	abrdn Australia Equity Fund, Inc.

Portfolio of Investments (unaudited)
As of April 30, 2024

Shares	Description	Industry and Percentage of Net Assets	Value
COMMON STOCKS—106.3%
AUSTRALIA—86.7%
280,400	ANZ Group Holdings Ltd.	Banks—4.1%	$ 5,059,516
157,552	Aristocrat Leisure Ltd.	Hotels, Restaurants & Leisure—3.3%	4,020,726
97,274	AUB Group Ltd.	Insurance—1.4%	1,764,197
2,564,851	Beach Energy Ltd.	Oil, Gas & Consumable Fuels—2.1%	2,626,365
493,612	BHP Group Ltd.	Metals & Mining—11.0%	13,537,857
49,504	CAR Group Ltd.	Interactive Media & Services—0.9%	1,073,420
221,300	Charter Hall Group, REIT	Diversified REITs—1.4%	1,680,602
17,250	Cochlear Ltd.	Health Care Equipment & Supplies—2.9%	3,598,487
153,646	Commonwealth Bank of Australia	Banks—9.1%	11,257,571
314,006	Goodman Group, REIT	Industrial REITs—5.1%	6,342,804
25,491	HUB24 Ltd.	Capital Markets—0.5%	654,954
571,700	Insurance Australia Group Ltd.	Insurance—1.9%	2,368,539
80,735	James Hardie Industries PLC, CDI(a)	Construction Materials—2.3%	2,775,504
33,481	JB Hi-Fi Ltd.	Specialty Retail—1.1%	1,306,499
31,560	Macquarie Group Ltd.	Capital Markets—3.1%	3,778,948
846,220	Medibank Pvt Ltd.	Insurance—1.6%	1,939,417
1,929,976	Mirvac Group, REIT	Diversified REITs—2.1%	2,528,787
376,600	National Australia Bank Ltd.	Banks—6.6%	8,163,754
454,000	Northern Star Resources Ltd.	Metals & Mining—3.5%	4,303,346
947,629	Pilbara Minerals Ltd.	Metals & Mining—2.0%	2,412,572
51,700	Pro Medicus Ltd.	Health Care Technology—3.0%	3,693,711
77,980	Rio Tinto PLC	Metals & Mining—4.3%	5,276,183
1,680,454	Telstra Group Ltd.	Diversified Telecommunication Services—3.2%	3,970,262
403,096	Transurban Group	Transportation Infrastructure—2.6%	3,236,239
121,422	Wesfarmers Ltd.	Broadline Retail—4.2%	5,201,625
237,000	Woodside Energy Group Ltd.	Oil, Gas & Consumable Fuels—3.4%	4,246,330
	Total Australia		106,818,215
NEW ZEALAND—7.5%
497,419	Auckland International Airport Ltd.	Transportation Infrastructure—1.8%	2,292,150
499,400	Mercury NZ Ltd.	Electric Utilities—1.6%	1,937,833
620,400	Spark New Zealand Ltd.	Diversified Telecommunication Services—1.4%	1,732,432
43,143	Xero Ltd.(a)	Software—2.7%	3,349,545
	Total New Zealand		9,311,960
UNITED STATES—12.1%
58,497	CSL Ltd.	Biotechnology—8.4%	10,393,518
212,621	ResMed, Inc., CDI	Health Care Equipment & Supplies—3.7%	4,498,214
	Total United States		14,891,732
	Total Common Stocks		131,021,907
SHORT-TERM INVESTMENT—0.4%
UNITED STATES—0.4%
471,918	State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.25%(b)		471,918
	Total Short-Term Investment		471,918
	Total Investments—106.7% (cost $112,657,378)(c)		131,493,825
	Liabilities in Excess of Other Assets—(6.7%)		(8,289,837)
	Net Assets—100.0%		$123,203,988

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2024.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

abrdn Australia Equity Fund, Inc.	5

Portfolio of Investments (unaudited)  (concluded)
As of April 30, 2024

CDI	Chess Depository Interest
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.
6	abrdn Australia Equity Fund, Inc.

Statement of Assets and Liabilities  (unaudited)
As of April 30, 2024

Assets
Investments, at value (cost $112,185,460)	$ 131,021,907
Short-term investments, at value (cost $471,918)	471,918
Foreign currency, at value (cost $1,714,657)	1,714,575
Interest and dividends receivable	1,775
Tax reclaim receivable	1,790
Prepaid expenses and other assets	26,418
Total assets	133,238,383
Liabilities
Revolving credit facility payable (Note 7)	9,740,247
Investment management fees payable (Note 3)	109,886
Investor relations fees payable (Note 3)	34,763
Interest payable on credit facility	21,219
Administration fees payable (Note 3)	9,561
Other accrued expenses	118,719
Total liabilities	10,034,395

Net Assets	$123,203,988
Composition of Net Assets
Common stock (par value $0.010 per share) (Note 5)	$ 266,171
Paid-in capital in excess of par	114,551,065
Distributable earnings	8,386,752
Net Assets	$123,203,988
Net asset value per share based on 26,617,132 shares issued and outstanding	$4.63

See Accompanying Notes to Financial Statements.
abrdn Australia Equity Fund, Inc.	7

Statement of Operations  (unaudited)
For the Six-Months Ended April 30, 2024

Net Investment Income
Investment Income:
Dividends (net of foreign withholding taxes of $43,279)	$ 2,142,408
Interest and other income	18,773
Total investment income	2,161,181
Expenses:
Investment management fee (Note 3)	618,574
Directors' fees and expenses	102,332
Administration fee (Note 3)	53,645
Independent auditors’ fees and tax expenses	36,977
Investor relations fees and expenses (Note 3)	36,552
Reports to shareholders and proxy solicitation	25,981
Transfer agent’s fees and expenses	25,232
Insurance expense	23,252
Legal fees and expenses	18,333
Custodian’s fees and expenses	11,651
Revolving credit facility fees and expenses (Note 7)	8,898
Miscellaneous	18,586
Total operating expenses, excluding interest expense	980,013
Interest expense (Note 7)	266,566
Total operating expenses before reimbursed/waived expenses	1,246,579
Less: Investor relations fee waiver (Note 3)	(5,476)
Net expenses	1,241,103

Net Investment Income	920,078
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investments (Note 2f)	(734,424)
Foreign currency transactions	64,915
(669,509)
Net change in unrealized appreciation/(depreciation) on:
Investments (Note 2f)	13,531,627
Foreign currency translation	2,984,650
16,516,277
Net realized and unrealized gain from investments and foreign currencies	15,846,768
Change in Net Assets Resulting from Operations	$16,766,846

See Accompanying Notes to Financial Statements.
8	abrdn Australia Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$920,078	$2,689,817
Net realized loss from investments and foreign currency transactions	(669,509)	(2,523,728)
Net change in unrealized appreciation on investments and foreign currency translation	16,516,277	1,401,125
Net increase in net assets resulting from operations	16,766,846	1,567,214
Distributions to Shareholders From:
Distributable earnings	(6,028,773)	(3,728,374)
Return of capital	–	(8,939,202)
Net decrease in net assets from distributions	(6,028,773)	(12,667,576)
Issuance of 542,441 and 1,142,512 shares of common stock, respectively due to stock distribution	2,306,580	4,855,751
Change in net assets	13,044,653	(6,244,611)
Net Assets:
Beginning of period	110,159,335	116,403,946
End of period	$123,203,988	$110,159,335
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
abrdn Australia Equity Fund, Inc.	9

Financial Highlights

	For the Six-Month Period Ended April 30,	For the Fiscal Years Ended October 31,
	2024 (unaudited)	2023 (a)	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE(b):
Net asset value, beginning of period	$4.22	$4.67	$6.44	$5.16	$5.77	$5.51
Net investment income	0.03	0.11	0.21	0.11	0.08	0.17
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	0.62	(0.04)	(1.39)	1.77	(0.16)	0.67
Total from investment operations	0.65	0.07	(1.18)	1.88	(0.08)	0.84
Distributions from:
Net investment income	(0.23)	(0.13)	(0.22)	(0.17)	(0.04)	(0.15)
Net realized gains	–	(0.02)	(0.37)	(0.42)	(0.14)	(0.13)
Return of capital	–	(0.35)	–	–	(0.34)	(0.30)
Total distributions	(0.23)	(0.50)	(0.59)	(0.59)	(0.52)	(0.58)
Capital Share Transactions:
Impact of Stock Distribution (Note 5)	(0.01)	(0.02)	–	(0.01)	(0.01)	–
Net asset value, end of period	$4.63	$4.22	$4.67	$6.44	$5.16	$5.77
Market price, end of period	$4.20	$3.61	$4.03	$6.08	$4.47	$5.16
Total Investment Return Based on(c):
Market price	22.73%	0.57%	(25.72%)	50.49%	(2.98%)	11.15%
Net asset value	15.73%	1.45%	(18.74%)	38.09%	0.16%	16.62%
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$123,204	$110,159	$116,404	$154,000	$119,290	$131,157
Average net assets applicable to common shareholders (000 omitted)	$124,987	$123,690	$133,947	$143,765	$120,590	$129,377
Net operating expenses, net of fee waivers	2.00%(d)	2.02%	1.67%	1.55%	1.53%	1.48%
Net operating expenses, excluding fee waivers	2.01%(d)	2.03%	1.67%	1.55%	1.53%	1.48%
Net operating expenses, net of fee waivers and excluding interest expense	1.57%(d)	1.65%	1.55%	1.49%	–	–
Net Investment income	1.48%(d)	2.17%	3.86%	1.76%	1.43%	3.03%
Portfolio turnover	7%(e)	11%	23%	23%	32%	20%
Senior securities (loan facility) outstanding (000 omitted)	$9,740	$9,497	$9,592	$7,511	$7,023	$–
Asset coverage ratio on revolving credit facility at period end(f)	1,365%	1,260%	1,314%	2,150%	1,799%	–
Asset coverage per $1,000 on revolving credit facility at period end	$13,649	$12,599	$13,136	$21,503	$17,987	$–

(a)	Effective March 17, 2023, abrdn Asia Limited became the investment adviser of the Fund. Prior to March 17, 2023, the Fund was managed by abrdn Australia Limited.
(b)	Based on average shares outstanding.
(c)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
See Accompanying Notes to Financial Statements.
10	abrdn Australia Equity Fund, Inc.

Financial Highlights  (concluded)

(d)	Annualized.
(e)	Not annualized.
(f)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Revolving Credit Facility.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
abrdn Australia Equity Fund, Inc.	11

Notes to  Financial Statements (unaudited)
April 30, 2024

1.  Organization
abrdn Australia Equity Fund, Inc. (the “Fund”) is a non-diversified closed-end management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited (“ASX”). Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of companies tied economically to Australia (each an “Australian Company”). This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors of the Fund ("the Board") upon 60 days’ prior written notice to shareholders. As a fundamental policy, at least 65% of the Fund's total assets must be invested in companies listed on the ASX. abrdn Asia Limited ("abrdn Asia"), the Fund’s investment manager (the “Investment Manager”), uses the following criteria in determining if a company is “tied economically” to Australia: whether the company (i) is a constituent of the ASX; (ii) has its headquarters located in Australia, (iii) pays dividends on its stock in Australian Dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; (viii) is incorporated in Australia; or (ix) has a majority of its assets located in Australia or a majority of its revenues are derived from Australian sources. There can be no assurance that the Fund will achieve its investment objective.
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.
a.  Security Valuation:
The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Board designated abrdn Asia as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time (defined below). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to

12	abrdn Australia Equity Fund, Inc.

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Investment Manager may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
The following is a summary of the inputs used as of April 30, 2024 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Common Stocks	$1,937,833	$129,084,074	$–	$131,021,907
Short-Term Investment	471,918	–	–	471,918
Total Investments	$2,409,751	$129,084,074	$–	$131,493,825
Total Investment Assets	$2,409,751	$129,084,074	$–	$131,493,825
Amounts listed as “–” are $0 or round to $0.
For the six-month period ended April 30, 2024, there were no significant changes to the fair valuation methodologies.
b.  Foreign Currency Translation:
abrdn Australia Equity Fund, Inc.	13

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:
(i) market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.
Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
c.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.
d.  Distributions:
The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP.
These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.
e.  Federal Income Taxes:
The Fund, for U.S. federal income purposes, is comprised of a separately identifiable unit called a Qualified Business Unit (“QBUs”) (see section 987 of the Internal Revenue Code of 1986, as amended (the "Code")). The Fund has operated with a QBU for U.S. federal income purposes since 1989. The home office of the Fund is designated as the United States and of the QBU is Australia with a functional currency of the Australian dollar. The securities held within the Fund reside within either the home office of the QBU or the home office depending on certain factors including geographic region of the security. As an example, the majority of the Fund’s Australian securities reside within the Australian QBU. When sold, the Australian dollar denominated securities within the Australian QBU generate capital gain/loss but not currency gain/loss, because the QBU’s functional currency is Australian dollar.
The Code section 987 states that currency gain/loss is generated when money is repatriated from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the average exchange rate for the year during which money was originally contributed to the QBU from the home office. Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. Additionally, the Fund’s composition of the distributions to shareholders is calculated based on U.S. federal income tax requirements whereby currency gain/loss is characterized as income and distributed as such. As of the Fund’s fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund’s annual report to shareholders.
The Fund intends to continue to qualify as a “regulated investment company” ("RIC") by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

14	abrdn Australia Equity Fund, Inc.

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.
f.  Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.
In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued, if any, is reported on the Statement of Assets and Liabilities.
3.  Agreements and Transactions with Affiliates
a.  Investment Manager:
abrdn Asia Limited ("abrdn Asia" or the "Investment Manager") serves as the investment manager to the Fund, pursuant to a management agreement (the "Management Agreement"). The Investment Manager is an indirect wholly-owned subsidiary of abrdn plc.
In rendering management services, the Investment Manager may use the resources of advisory subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding/ personnel sharing procedures pursuant to which investment professionals from each affiliate, may render portfolio management and research services to U.S. clients of the abrdn plc affiliates, including the Fund, as associated persons of the Investment Manager. No remuneration is paid by the Fund with regards to the memorandum of understanding/personnel sharing procedures.
Pursuant to the Management Agreement, the Fund pays the Investment Manager a fee, payable monthly by the Fund, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of the Fund's average weekly Managed Assets between $50 million and $100 million and 0.70% of the Fund's average weekly Managed Assets in excess of $100 million.
Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes.
For the six-month period ended April 30, 2024, abrdn Asia earned $618,574 from the Fund for investment management fees.
b.  Fund Administration:
abrdn Inc., an affiliate of the Investment Manager, is the Fund’s Administrator, pursuant to an agreement under which abrdn Inc. receives a fee, payable monthly by the Fund, at an annual fee rate of 0.08% of the Fund’s average weekly Managed Assets up to $500 million, 0.07% of the Fund’s average weekly Managed Assets between $500 million and $1.5 billion, and 0.06% of the Fund’s average weekly Managed Assets in excess of $1.5 billion. For the six-month period ended April 30, 2024, abrdn Inc. earned $53,645 from the Fund for administration services.
c.  Investor Relations:
Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by abrdn Asia or its affiliates as part of an Investor Relations Program.  Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion").  However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of 0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by abrdn Inc.
Pursuant to the terms of the Investor Relations Services Agreement, abrdn Inc. (or third parties engaged by abrdn Inc.), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund's investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.
During the six-month period ended April 30, 2024, the Fund incurred investor relations fees of approximately $36,552. For the six-month period ended April 30, 2024, abrdn Inc. bore $5,476 of the investor relations cost allocated to the Fund because the investor relations fees

abrdn Australia Equity Fund, Inc.	15

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

were above 0.05% of the Fund’s average weekly net assets on an annual basis.
4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2024, were $8,756,144 and $10,924,877, respectively.
5.  Capital
The authorized capital of the Fund is 30 million shares of $0.01 par value per share of common stock. As of April 30, 2024, there were 26,617,132 shares of common stock issued and outstanding.
The following table shows the shares issued by the Fund as a part of a quarterly distribution to shareholders during the six-month period ended April 30, 2024.
Payment Date	Shares Issued
January 31, 2024	263,284
March 31, 2024	279,157
6.  Open Market Repurchase Program
The Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common stock, with the amount and timing of any repurchase determined at the discretion of the Investment Manager. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this Program during the prior quarter and if shares are repurchased management will post the number of shares repurchased on the Fund’s website on a monthly basis. Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period.
For the six-month period ended April 30, 2024, the Fund did not repurchase any shares through this program.
7.  Revolving Credit Facility
The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33 1/3% of the Fund’s total assets (including the amount obtained through leverage) in certain market conditions.
On October 13, 2020, the Fund entered into a 3-year term revolving credit facility with a committed facility of AUD$20 million with State Street Global Advisors ("State Street"), which term was extended until October 11, 2024 by an amendment dated October 13, 2023. The interest on the revolving credit facility  for the Fund on amounts borrowed are charged at a variable rate, which may be based on the Secured Overnight Financing Rate (“SOFR”) plus a spread. As of April 30, 2024, the balance of the loan outstanding was AUD$15 million and for the six-month period ended April 30, 2024, the average interest rate on the loan facility was 5.28% The average balance for the six-month period was AUD$15,000,000. The interest expense is accrued on a daily basis and is payable to State Street on a monthly basis. Interest expense related to the line of credit for the six-month period ended April 30, 2024, was $266,566.
The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the six-month period ended April 30, 2024, the Fund incurred fees of approximately $8,898.
The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

16	abrdn Australia Equity Fund, Inc.

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

8.  Portfolio Investment Risks
a.  Equity Securities Risk:
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common shareholders' claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.
b.  Focus Risk:
The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. The Fund focuses its investments in Australia, which subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
c.  Foreign Currency Exposure Risk – Australia:
Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors, including political developments and currency controls by governments. The Fund will normally hold almost all its assets in Australian dollar denominated securities, although some assets may be denominated in other foreign currencies. Accordingly, a change in the value of a currency in which a security is denominated against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund’s assets. Such a change may thus decrease the Fund’s NAV.
d.  Foreign Securities Risk –  Australia:
Investments in foreign securities that are traded on foreign markets, including Australian and New Zealand securities, are subject to risks of loss that are different from the risks of investing in U.S. securities. These include the possibility of losses due to currency fluctuations, or to adverse political, economic or diplomatic developments in Australia and New Zealand, including possible increases in taxes. Additionally, accounting, auditing, financial reporting standards and other regulatory practices and requirements for securities in which the Fund may invest vary from those applicable to entities subject to regulation in the United States. The Australian securities market for both listed and unlisted securities may be more volatile and less liquid than the major U.S. markets. In addition, the cost to the Fund of buying, selling and holding securities in the Australian market may be higher than in the United States.
e.  Issuer Risk:
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services. In an increasingly interconnected financial market, the adverse changes in the financial conditions of one issuer may negatively affect other issuers.
f.  Leverage Risk:
The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage.
g.  Management Risk:
The Fund is subject to the risk that the Investment Manager may make poor security selections. The Investment Manager and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Investment Manager may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
h.  Market Events Risk:
Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, trading and tariff arrangements, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause the Fund to lose value.
Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.
The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries or sectors experiencing economic

abrdn Australia Equity Fund, Inc.	17

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.
i.  Mid-Cap Securities Risk:
Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
j.  Non-U.S. Taxation Risk:
Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.
If, at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if the Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.
k.  Passive Foreign Investment Company Tax Risk:
Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. The Fund may be able to elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually. The Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges  described above in some instances.
l.  REIT and Real Estate Risk:
Investment in real estate investment trusts ("REITs") and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions; reduced demand for commercial and office space; increased maintenance or tenant improvement costs to convert properties for other uses; default risk of tenants and borrowers; the financial condition of tenants, buyers and sellers; and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the Fund.
m.  Sector Risk:
To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Financials Sector Risk. To the extent that the financials sector represents a significant portion of the Fund's investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
Materials Sector Risk. Companies in the materials sector may be adversely impacted by the volatility of commodity prices, changes in exchange rates, social and political unrest, depletion of resources,

18	abrdn Australia Equity Fund, Inc.

Notes to  Financial Statements (unaudited)  (concluded)
April 30, 2024

decreases in demand, overproduction, litigation and changes in government regulations, among other factors.
n.  Small-Cap Securities Risk:
Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.
o.  Valuation Risk:
The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
9.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

10.  Tax Information
The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of April 30, 2024, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$102,115,781	$30,392,381	$(1,014,337)	$29,378,044
11.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2024, other than as noted below.
On May 9, 2024, the Fund announced that it will pay on June 28, 2024, a stock distribution of US $0.12 per share to all shareholders of record as of May 23, 2024.
Effective June 30, 2024, Stephen Bird, an interested Director, departed as CEO of abrdn plc and resigned from the Board of the Fund. Effective June 30, 2024, Christian Pittard was appointed as an interested Director of the Fund.

abrdn Australia Equity Fund, Inc.	19

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE American, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE American or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

20	abrdn Australia Equity Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

abrdn Australia Equity Fund, Inc.	21

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Corporate Information

Directors (as of April 30, 2024)
P. Gerald Malone, Chair
Radhika Ajmera
Stephen Bird
William J. Potter*
Moritz Sell
* Retired from the Board effective May 16, 2024 with Rahn Porter elected on the same date as presented in the annual proxy.
Investment Manager
abrdn Asia Limited
7 Straits View
#23-04 Marina One East Tower
Singapore 018936
Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

The Financial Statements as of April 30, 2024, included in this report, were not audited and accordingly, no opinion is expressed thereon.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn Australia Equity Fund, Inc. are traded on the NYSE American under the symbol “IAF.” Information about the Fund’s NAV and market price is available at www.abrdniaf.com.
This report, including the financial information herein, is transmitted to the shareholders of abrdn Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

IAF-SEMI-ANNUAL

(b) Not applicable.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to the semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Not applicable to the semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total No. of Shares Purchased	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs(1)
Month #1 (Nov. 1, 2023 — Nov. 30, 2023)	—	—	—	2,274,233
Month #2 (Dec. 1, 2023 — Dec. 31, 2023)	—	—	—	2,274,233
Month #3 (Jan. 1, 2024 — Jan. 31, 2024)	—	—	—	2,274,233
Month #4 (Feb. 1, 2024 — Feb. 29, 2024)	—	—	—	2,274,233
Month #5 (Mar. 1, 2024 — Mar. 31, 2024)	—	—	—	2,274,233
Month #6 (Apr. 1, 2024 — Apr. 30, 2024)	—	—	—	2,274,233
Total	—	—	—

(1)	On March 1, 2001, the Board of Trustees approved an open market share repurchase program (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this policy during the prior quarter and management will post the number of shares repurchased on the Fund's website on a monthly basis. Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period as of October 31 of the prior year. For the period ended April 30, 2024, the Fund did not repurchase any shares through this program.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2024, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 14. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2) and (c)(3) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Australia Equity Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn Australia Equity Fund, Inc.

Date: July 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn Australia Equity Fund, Inc.

Date: July 8, 2024

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of
abrdn Australia Equity Fund, Inc.

Date: July 8, 2024